UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2007
North Pointe Holdings Corporation

(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28819 Franklin Road, Southfield , Michigan		48034

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 248-358-1171
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release, dated November 13, 2007

Item 2.02 Results of Operations and Financial Condition.
On November 13, 2007, North Pointe Holdings Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
Press Release issued by North Pointe Holdings Corporation dated November 13, 2007.
Forward-Looking Statements:
This Form 8-K may contain forward-looking statements, which are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K should be read in conjunction with the “Note on Forward-Looking Statements” section in Item 7 of North Pointe Holdings Corporation’s 2006 Form 10-K (which section is incorporated by reference herein) and in conjunction with other SEC reports filed by the Company that disclose other factors that may cause the Company’s actual results to differ materially. North Pointe Holdings Corporation expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation
November 13, 2007	By:	James G. Petcoff
		Name:	James G. Petcoff
		Title:	Chief Executive Officer